This release includes forward-looking statements based upon current expectations of the management of MedPro Safety Products, Inc. that involve risks and uncertainties, such as plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward- looking statements as a result of a number of factors, including our ability to identify and acquire medical safety device safety technologies with product development potential; our ability to successfully develop and bring products to market, including obtaining regulatory approvals; our ability to successfully increase sales of our products; the ability of our products to compete in the market for medical devices; our ability to obtain additional financing on satisfactory terms;
our ability to attract and retain qualified employees; and governmental regulation associated with the medical safety products industry.  Words such as "anticipate,"
"estimate," "plan," "continuing," "ongoing," "expect," "believe," "intend," "may," "will,"
"should," "could," and similar expressions are used to identify forward-looking statements.
We refer you to the more detailed discussion of risks and uncertainties under "Risk
Factors" in our Annual Report on Form 10-K and our other reports on file with the
Securities and Exchange Commission.

Safe Harbor Statement

Cowen Healthcare Conference

Craig Turner, CEO MedPro Safety Products

Protecting Healthcare Professionals

OTCBB:MPSP

64% of nurses report being stuck by a needle while working

American Nurses Association, 2008 Workplace Safety and Needlestick Injuries Study

The Need for Better Safety Technology

Bloodborne Pathogen

Microorganisms present in
human blood that can cause
disease in humans

OSHA

Over 20

others

HIV

Hepatitis B

Hepatitis C

Risks of a Sharps Injury

3M

2M

1M

1 Million Reported Needlesticks Annually

3 Million Estimated Needlesticks Annually

International Sharps Injury Prevention Society, www.isips.org

Frequency of a Sharps Injury

Healthcare Worker

A healthcare worker exposed to a needlestick must be tested and treated for possible disease for up to 1 year

Lack of Safety Results in:

Possible permanent harm

Loss in productivity

Concern for well being

“An overwhelming majority of nurses (87 percent) say safety concerns influence their decisions about the type of nursing they do and their continued practice in the field”

American Nurses Association, 2008 Workplace Safety and Needlestick Injuries Study

Healthcare Professionals at Risk

Healthcare Facility

A key element of risk management for facilities
is preventing needlestick incidents from occurring

Cost for needlestick exposure averages $3,000
per incident.  This cost is incurred regardless of
infection being present

Loss of productivity by employee

Employer liability

“Using safer devices can prevent up to 83% of needlesticks”

                                                                                                                                                OSHA

Employers at Risk

Protecting the Healthcare Worker

Federal

Government

OSHA

Bloodborne

Pathogen

Standard

Federal

Needlestick

Safety &

Prevention

Act

3

2

1

Outlines overall process of adoption of safer devices

Requires evaluation of safer medical devices

Requires input from non managerial personnel

Goal:  “Isolate or remove the bloodborne pathogen
hazard from the workplace”

OSHA

Federal Needlestick Safety and Prevention Act

Slide

Snap

Retractable

Current Market – Active Safety

Active Safety Devices are the current market norm

Requires activation by the user after the procedure

User is required to perform additional step(s) outside of routine

Many times the safety features are not activated and risk is not reduced

ACTIVE

SAFETY

Current Market - Active Safety

Evolution of Sharps Safety

Unprotected
Sharps
Disposal

Active
Technology

Passive
Technology

“Automatic”

Past

Passive Sharps Safety

A Passive Safety Feature is one that requires no activation
by the user

“Today, there are very few safety-engineered medical
devices that require no active step to make a device safer
during use, after use and prior to disposal.”

                                                                                                                                     Centers for Disease Control

                                                                                                                                                         Infection Control Today, 2009

Passive Products:

Automatic

Reduce Risk – Eliminate Operator Error

Ease of Use

No Change in Technique

Reduction in Employer Liability

All Safety Guards are brought to the patient

Protecting the Healthcare Worker

Completely Passive Portfolio

Phlebotomy

Pharma

Clinical

Intravenous

MedPro Market Segments

Passive Tube Activated Holder

Phlebotomy

Pharma

Passive Prefilled Drug Delivery System

Automatic Safety Activation

Automatic Safety Activation

Infusion

Passive IV Winged

Collection Set

Passive

Catheter

Clinical

Passive Hypodermic Safety Syringe

Automatic Safety Activation

Company

Product Uncertainty

Overhead Costs – Product directly to Market

Strategic Disadvantage – Lacking relationships, network

Results

Typical Business Model

MedPro Business Model

Phlebotomy

Pharma

Clinical

Intravenous

Strategic Partners

In
Development

Typical Market Model

Company

MedPro Model

Guaranteed Minimum Contracts

Global Strategic Partners

Distributor Commitment

Financial Stability

Better Capital Planning

Strong Passive IP Portfolio

Model Comparison

A New Beginning in Passive Safety